Exhibit 10.18

COLLATERAL ASSIGNMENT

This COLLATERAL ASSIGNMENT (the “Agreement”) is executed as of May 18, 2006 by U.S. AUTO PARTS NETWORK, INC., a Delaware corporation (the “Assignor”) in favor of EAST WEST BANK (the “Lender”), with reference to the following:

WHEREAS, Assignor and Lender have heretofore entered into (a) that certain Business Loan Agreement, dated as of February 24, 2006, with respect to a revolving loan facility (Loan Number: 2001669) in the principal amount of $5,000,000.00; and (b) that certain Business Loan Agreement, dated as of February 24, 2006, with respect to a term loan (Loan Number: 3000071) in the principal amount of $10,000,000.00;

WHEREAS, concurrently herewith, Assignor and Lender are entering into a Loan Agreement of even date herewith (the “Loan Agreement”; capitalized terms used herein and not expressly defined shall have the meaning ascribed such terms in the Loan Agreement), with respect to the Loan to be made by Lender in connection with the proposed acquisition by Assignor of all outstanding shares of capital stock of the Target Companies pursuant to the Acquisition Agreement; and

WHEREAS, pursuant to the Loan Agreement, Assignor has agreed to assign to Lender the right, title and interest of Assignor in and to any and all properties of Assignor to the extent a security interest in such properties may not be perfected by the filing of UCC-1 Financing Statements including, without limitation, all internet domain names and any leasehold interests, and Lender has agreed that Lender shall have no right to use, sell or transfer the Collateral (as defined in Section 2.1 below) prior to and upon the occurrence of an Event of Default as set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Lender hereby covenant and agree as follows:

1. GENERAL DEFINITIONS.

1.1 As used herein, “UCC” means the Uniform Commercial Code as in effect from time to time in the State of California.

1.2 All capitalized terms contained in this Agreement, but not specifically defined in this Agreement or the Loan Agreement, shall have the meanings provided by the UCC to the extent the same are used or defined therein.

2. ASSIGNMENT.

2.1 Assignment of Property. Assignor hereby assigns, conveys, and transfers to Lender all of Assignor’s right, title, and interest in, all intangible personal property of Assignor, whether now owned and existing or hereafter acquired or arising, and wherever located, including without limitation the following (collectively, the “Collateral”):

(a) The real and personal property leases described on Schedule 2.1(a) attached hereto and made a part hereof; and

(b) The internet domain names described on Schedule 2.1(b) attached hereto and made a part hereof.

2.2 Assignment Absolute. All rights of Lender hereunder and all obligations of Assignor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of this Agreement or any other Loan Document, any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release, lapse in perfection, or non-perfection of any other collateral, or any release or amendment or waiver of, or consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of Assignor, and/or any other obligor in respect of the Obligations, or in respect of this Agreement.

2.3 Use of Collateral. Prior to an Event of Default under any of the Loan Documents, including this Agreement, there shall be no restriction on Assignor’s ability and right to use the Collateral, in the ordinary course of Assignor’s business, consistent with past practice. Lender acknowledges and agrees that Lender shall have no right to use, sell or transfer the Collateral prior to en Event of Default as set forth in the Loan Agreement.

3. REPRESENTATIONS AND WARRANTIES. Except as set forth on the Schedules of Exceptions attached hereto, Assignor represents and warrants to Lender that:

3.1 Authority. Assignor has full power and authority to execute, deliver, and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person except as may have been specifically disclosed to Lender in writing.

3.2 Absence of Other Encumbrances; Legal Actions and Claims. Except as set forth on Schedule 3.2 hereto (a) the Collateral is free and clear of all liens and adverse claims other than the Security Interest, which shall be a first lien on the Collateral, and (b) there are no actions, suits or proceedings at law or in equity now pending or, to the best of Assignor’s knowledge, threatened against or affecting the Collateral in any material respect.

3.3 Information Regarding Names. Schedule 3.3 attached hereto sets forth Assignor’s exact legal name, and a true and complete list of all prior or current names and trade names used by the Assignor.

3.4 No Previous Assignment. Assignor has not previously assigned, transferred or conveyed any of its interest in the Collateral to any party other than Lender.

3.5 Location of Collateral and Principal Place of Business. All Collateral and all related books and records related to the Collateral are located solely at Assignor’s principal place of business, at 17150 S. Margay Avenue, Carson, California 90746, except as set forth on Schedule 3.5 attached hereto.

4. COVENANTS AND AGREEMENTS OF ASSIGNOR. Assignor covenants and agrees as follows:

4.1 Records and Inspection. Assignor shall keep and cause to be kept accurate and complete records of the Collateral and its proceeds at its principal place of business. Upon ten (10) days’ prior notice to Assignor (or two (2) days’ prior notice if an Event of Default has occurred or is threatened), Lender shall have the right from time to time, during normal business hours, to examine such books, records and accounts at the office of Assignor, or other Person maintaining such records and to make copies or extracts thereof as Lender shall desire.

4.2 Restrictions on Removal of Collateral. Assignor shall not remove the Collateral or any related books and records from its principal place of business except in the ordinary course of Assignor’s business, consistent with past practice.

4.3 Restriction on Changing State of Organization or Chief Executive Office. Assignor shall not change the state of its incorporation, or convert into a different type of entity. Assignor shall not change its chief executive office unless 30 days prior written notice has been provided to Lender.

4.4 Duty of Care. Assignor shall be responsible for preserving and maintaining the Collateral and Lender shall have no duty of care with respect to the Collateral, except that Lender shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided that (i) Lender shall be deemed to have exercised reasonable care if the Collateral in its possession is accorded treatment substantially comparable to that which the Lender accords its own property or treatment substantially in accordance with actions requested by Assignor in writing, although Lender shall not be obligated to comply with any such requests and (ii) Lender shall not be obligated to take steps to preserve rights against any other parties or property.

4.7 Taxes. Except for those presently being or to be contested by Assignor in good faith in the ordinary course of business, Assignor shall pay when due all Taxes upon the Collateral.

4.8 Further Assurances and Authority of Lender. Assignor shall from time to time execute, deliver, file and record all such further agreements, instruments, financing statements, third party notices and other documents (collectively, “Supplemental Documentation”) as may be requested by Lender to preserve Lender’s rights and interests in the Collateral, or otherwise to carry out the intent of this Agreement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Lender, duly indorsed in a manner satisfactory to Lender.

5. RIGHT TO SATISFY OTHER CLAIMS AND TAXES. Except to the extent Assignor is reasonably contesting any of the following Taxes or claims, if Assignor fails to pay any Taxes when due, or fails to pay any claims secured by any lien against any Collateral when due, Assignor shall so advise Lender in writing and Lender may, without waiving or releasing any obligations of Assignor or any Event of Default, in its sole discretion (and without any obligation to do so), make such payment or any part thereof or obtain such discharge and take any other action with respect thereto that Lender deems advisable.

6. EVENTS OF DEFAULT. The occurrence or existence of an Event of Default under any Loan Document, Revolving Loan Documents, or Term Loan Documents shall constitute an Event of Default by the Assignor.

7. RIGHTS AND REMEDIES OF LENDER UPON EVENT OF DEFAULT.

7.1 Effect of Event of Default. If any Event of Default described in Section 7.1 of the Loan Agreement shall occur, Lender may declare the Obligations secured by this Agreement to be due and payable, whereupon such Obligations shall become immediately due and payable, all without notice of any kind. Lender shall promptly advise Assignor of any such declaration, but failure to do so shall not impair the effect of such declaration. Upon the occurrence of an Event of Default, Assignor’s permitted use of the Collateral pursuant to Section 2.3 above shall immediately terminate, and Lender may use, sell, lease, transfer or otherwise dispose of the Collateral as Lender shall determine in its sole and absolute discretion. Assignor hereby irrevocably makes, constitutes and appoints Lender and all persons designated by Lender true and lawful attorney (and agent-in-fact) upon and after the occurrence of an Event of Default for the purposes set forth in this Agreement.

7.2 Application of Proceeds. Any proceeds received by Lender in respect of any sale of collection from, or other realization upon all or any part of the Collateral following the occurrence of an Event of Default may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied by Lender to the payment of the Obligations, or otherwise, as Lender may determine in its sole and absolute discretion. Payments received from any third party on account of disposition of Collateral shall not reduce the Obligations until paid in cash to Lender. The application of proceeds by Lender shall be without prejudice to Lender’s rights as against Assignor or other persons with respect to any Obligations which may remain unpaid. Any such deficiency shall be paid forthwith to Lender by the Assignor.

8. ASSIGNMENT BY LENDER. Assignor agrees that Lender may assign or otherwise transfer this Agreement and, subject to the terms hereof, may deliver all or any of the Collateral to the transferee(s), who shall thereupon become vested with all the powers and rights in respect thereto given to Lender herein transferred, and Lender shall thereafter be fully discharged from any liability or responsibility with respect thereto, all without prejudice to the retention by Lender of all rights and powers hereby given with respect to instruments, rights or property not so transferred.

9. EXPENSES, INCLUDING ATTORNEY’S FEES. Assignor agrees to be bound by and comply in all respects with the terms of Section 4.15 of the Loan Agreement, which are hereby incorporated in this Agreement.

10. REMEDIES NOT EXCLUSIVE. No right or remedy hereunder is exclusive of any other right or remedy. Each and every right and remedy shall be cumulative and shall be in addition to and without prejudice to every other remedy given hereunder, under any other agreement between or among Assignor, Merger Sub and Lender or now or hereafter existing at law or in equity, and may be exercised from time to time as often as deemed expedient, separately or concurrently. The giving, taking or enforcement of or execution against any other or additional security, collateral, or guaranty for the payment of the Obligations shall not operate to prejudice, waive or affect any rights, powers or remedies hereunder, nor shall Lender be required to first look to, enforce, exhaust or execute against such other or additional security, or guarantees prior to so acting against the Collateral.

11. WAIVERS. The failure or delay of Lender to insist in any instances upon the performance of any of the terms, covenants or conditions of this Agreement or the Loan Documents, or to exercise any right, remedy or privilege herein or therein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions or provisions, but every such term, condition and covenant shall continue and remain in full force and effect; nor shall any waiver of an Event of Default suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type.

12. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

13. TERMINATION. Upon payment in full and performance of all Obligations owed by Assignor to Lender, this Agreement shall be terminated; otherwise it shall remain in full force and effect.

14. NOTICE. All notices, demands and communications hereunder shall be given and deemed received or delivered in accordance with the provisions of Section 8.7 of the Loan Agreement.

15. GOVERNING LAW; JURISDICTION. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

ASSIGNOR AGREES TO SUBMIT TO EXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA IN ANY ACTION, CASE OR PROCEEDING ARISING OUT

OF THIS AGREEMENT AND, IN FURTHERANCE OF SUCH AGREEMENT, ASSIGNOR HEREBY AGREES AND CONSENTS THAT WITHOUT LIMITING OTHER METHODS OF OBTAINING JURISDICTION, PERSONAL JURISDICTION OVER ASSIGNOR IN ANY SUCH ACTION, CASE OR PROCEEDING MAY BE OBTAINED WITHIN OR WITHOUT THE JURISDICTION OF ANY COURT LOCATED IN CALIFORNIA AND THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY SUCH COURT IN CONNECTION WITH ANY SUCH ACTION, CASE OR PROCEEDING MAY BE SERVED UPON ASSIGNOR BY REGISTERED OR CERTIFIED MAIL TO OR BY PERSONAL SERVICE AT THE LAST KNOWN ADDRESS OF ASSIGNOR, WHETHER SUCH ADDRESS BE WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT. ASSIGNOR ALSO AGREES THAT THE EXCLUSIVE VENUE OF ANY LITIGATION ARISING IN CONNECTION WITH THE DEBT OR IN RESPECT OF ANY OF THE OBLIGATIONS OF ASSIGNOR UNDER THIS AGREEMENT SHALL BE IN LOS ANGELES COUNTY, CALIFORNIA. NOTWITHSTANDING THE FOREGOING PROVISIONS, HOWEVER, LENDER MAY BRING ANY ACTION OR OTHER PROCEEDING FOR ANY PROVISIONAL REMEDIES (INCLUDING, WITHOUT LIMITATION, TEMPORARY RESTRAINING ORDER, INJUNCTIVE RELIEF, WRIT OF ATTACHMENT OR RECEIVERSHIP) AND/OR ANY ACTION OR OTHER PROCEEDING TO FORECLOSE UPON LENDER’S SECURITY INTEREST IN ANY OF THE COLLATERAL, IN ANY COURT HAVING SUBJECT MATTER AND PERSONAL JURISDICTION, AND WITH RESPECT TO ANY SUCH ACTION OR OTHER PROCEEDING, ASSIGNOR HEREBY AGREES TO SUBMIT TO PERSONAL JURISDICTION IN SUCH JURISDICTION AND TO VENUE IN ANY SUCH COURT.

16. WAIVER OF JURY TRIAL. ASSIGNOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. ASSIGNOR SHALL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY CANNOT OR HAS NOT BEEN WAIVED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY ASSIGNOR, AND ASSIGNOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF JURY TRIAL. ASSIGNOR ACKNOWLEDGES THAT 1) IT BARGAINED AT ARM’S LENGTH AND IN GOOD FAITH, WITHOUT DURESS, 2) THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS WHATEVER, 3) THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL AND 4) THAT IT HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. ASSIGNOR SPECIFICALLY ACKNOWLEDGES THAT NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. ASSIGNOR FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

17. ATTORNEYS’ FEES AND OTHER COSTS. Should either party hereto institute any action or proceeding to enforce this Agreement or any provisions hereof or for a declaration of rights under this Agreement, or for arbitration of any dispute arising under this Agreement, the prevailing party in any such action, proceeding or arbitration shall be entitled to receive from the other party all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by the prevailing party in connection with such action, proceeding or arbitration.

18. INDEMNIFICATION. Assignor hereby agrees to indemnify and hold harmless Lender and its directors, officers, employees and agents against and from any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement, any exercise of remedies hereunder or any other action taken or omitted by them hereunder, except to the extent a court holds in final and nonappealable judgment that such claims, actions, liabilities, costs and expenses directly resulted from the gross negligence or willful misconduct of such indemnified Persons.

19. WAIVERS BY ASSIGNOR. Except as otherwise expressly provided in this Agreement or the Loan Agreement, Assignor waives to the fullest extent allowable by law (i) presentment, demand, and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension, or renewal of the Loan Documents or the Note under or pursuant to which Assignor may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) notice prior to taking possession or control of Collateral; (iii) the benefit of all valuation, appraisement, and exemption laws; (iv) any right to require Lender to proceed against any other Person or collateral held from any other person; (v) any right to require Lender to pursue any other remedy in Lender’s power whatsoever; or (vi) any defense arising out of any election by Lender to exercise or not exercise any right or remedy it may have against Assignor, any other person or any security held by it, even though such election operates to impair or extinguish any right of reimbursement to subrogation or other right or remedy of Assignor against any other person or any such security.

20. MISCELLANEOUS. Assignor agrees that the following shall govern the interpretation and enforcement of this Agreement:

20.1 Binding on Successors. This Agreement shall be binding upon Assignor, the executors, administrators, successors and assigns of Assignor, and shall inure to the benefit of and be enforceable by Lender, its successors, transferees and assigns.

20.2 Modifications. This Agreement may not be modified, amended or terminated, except by an agreement in writing executed by the parties hereto.

20.3 Section Titles. The section titles contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

20.4 Construction. The word “including” shall have the inclusive meaning represented by the phrase “including without limitation.” Unless the context of this Agreement clearly otherwise requires, the word “or” shall have the meaning represented by the phrase “and/or,” references to the plural include the singular and references to the singular include the plural.

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first set forth above.

“Lender”:		“Assignor”:

EAST WEST BANK		U.S. AUTO PARTS NETWORK, INC. a Delaware corporation

By:	/s/ Mark H. Lee	By:	/s/ Mehran Nia
Name:	Mark H. Lee	Name:	Mehran Nia
Title:	FUP	Title:	CEO